Exhibit 10.2

FIRST AMENDMENT TO
CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is made and entered into as of March 3, 2003, by and among PLM Equipment Growth Fund VI, a California limited partnership (“Borrower”) and the banks, financial institutions and institutional lenders from time to time party to the Loan Agreement (defined below) and defined as Lenders therein (“Lenders”), and Comerica Bank-California ( “Bank” ), not in its individual capacity, but solely as agent (in such capacity, the “Agent”).
Recitals

A.   Borrower requested and the Lenders agreed to extend and make advances of credit available to Borrower upon the terms and conditions contained in that certain Credit Agreement dated as of December 21, 2001, by and among the Borrower, Agent and the Lenders, ( as the same may from time to time be modified, amended, supplemented, restated or superseded, the “Loan Agreement”). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

B.              PLMI is a wholly owned subsidiary of MILPI Holdings, LLC, a Delaware limited liability company (“MILPI”). Borrower has requested that the Lenders amend the Loan Agreement (i) to substitute MILPI for PLMI with respect to the submission of quarterly and annual financial statements and (ii) to make certain other conforming changes, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.
Agreement

Now, Therefore , in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrower, Lenders and Agent hereby agree as follows:

Section 1.   Amendments to Definitions.

1.1   New Definitions. The following definitions are hereby added to Section 1.1 of the Loan Agreement in alphabetical order:

“ First Amendment ” means that certain First Amendment to Credit Agreement, dated as of March 3, 2003, by and among the Borrower, Agent and the Lenders ( as the same may from time to time be further modified, amended, supplemented, restated or superseded).

“MILPI” means MILPI Holdings, LLC, a Delaware limited liability company.

  1.2   Revised Definitions. The following definitions are hereby amended and restated in their entirety to read as follows:

“ Change of Control ” means: (i) the failure after the date of this Agreement of Gary Engle or Jim Coyne, directly or indirectly, through one or more intermediaries, to own, whether beneficially or as a trustee, guardian or other fiduciary, fifty-one percent (51%) or more of (x) the stock having ordinary voting power in the election of directors or (y) the ownership interests of either MILPI, PLMI, FSI, the Equipment Manager, or any Owner Trustee, or (ii) the failure after the date of this Agreement of Gary Engle or Jim Coyne, directly or indirectly, through one or more intermediaries, to control MILPI, PLMI, FSI, the Equipment Manager, or any Owner Trustee. For purposes of this definition, “control” of MILPI, PLMI, FSI, the Equipment Manager, or any Owner Trustee shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“ Subordination Agreement ” means the Intercompany Subordination Agreement of even date herewith among FSI, PLMI, TEC, and IMI (“ Original Subordinated Lenders ”), Borrower, and Agent, substantially in the form of Exhibit E (the “ Original Subordination Agreement ”), as amended by Amendment No. 1 to Subordination Agreement dated as of March 3, 2003 pursuant to which MILPI joined the Original Subordination Agreement as a Subordinated Lender (MILPI, together with the Original Subordinated Lenders, the “ Subordinated Lenders ”), substantially in the form of Exhibit A to the First Amendment, including all further amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, as the same may be in effect from time to time.

Section 2.   Other Amendments to Existing Sections.

    2.1   Section 5.1.1 of the Loan Agreement is amended by deleting “PLMI” wherever that term appears in that section and substituting “MILPI” therefor.

    2.2   Section 5.1.2 of the Loan Agreement is amended by deleting “PLMI” wherever that term appears in that section and substituting “MILPI” therefor.

    2.3   Section 5.1.6 of the Loan Agreement is amended by deleting “PLMI” wherever that term appears in that section and substituting “MILPI” therefor.

    2.4   Section 5.1.12 of the Loan Agreement is amended by deleting “PLMI” in the last line thereof and substituting “MILPI” therefor.

    2.5   Section 5.1.13 of the Loan Agreement is amended by deleting “and PLMI” in the last line thereof and substituting “PLMI, or MILPI” therefor.

    2.6   Section 5.1.14 of the Loan Agreement is amended by deleting “PLMI” in the second line thereof and substituting “MILPI” therefor.

    2.7   The paragraph immediately following Section 5.1.14 of the Loan Agreement is amended by deleting “PLMI” wherever that term appears in that paragraph and substituting “MILPI” therefor.

    2.8   Section 5.4 of the Loan Agreement is amended by deleting “PLMI” in the ninth line thereof and substituting “MILPI” therefor.

    2.9   Section 5.5 of the Loan Agreement is amended by deleting “PLMI” in the last line thereof and substituting “MILPI” therefor.

Section 3.   Conditions Precedent. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1   Executed Amendment. Agent shall have received this Amendment duly executed and delivered by Borrower, and the same shall have become effective;

  3.2   Amendment to Subordination Agreement. Agent shall have received Amendment No. 1 to Subordination Agreement described in the definition of “Subordination Agreement” contained in Section 1.2 of this Amendment, in form and substance satisfactory to Lenders, duly executed and delivered by each Subordinated Lender (which for this purpose shall include MILPI) and Borrower, respectively;

3.3   Material Adverse Effect . No event that has resulted or could result in a Material Adverse Effect shall have occurred since the date of the most recent financial statements delivered to Agent pursuant to Section 5.1 of the Loan Agreement, as determined by Agent in its sole discretion; and

3.4   Payment of Fees. Agent shall have received   reimbursement from Borrower of its costs and expenses incurred (including, without limitation, its attorneys’ fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

Section 4.   Limited Amendment. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Loan Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

Section 5.   Representations And Warranties. Borrower represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). Borrower further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by Borrower.

Section 6.   Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

Section 7.   Effective Date of Amendment; Full Force And Effect; Entire Agreement. This Amendment shall be deemed effective as of December 31, 2002. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrower and/or their affiliates.

Section 8.   Counterparts . This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

Borrower:                                                      PLM Equipment Growth Fund VI
  By PLM Financial Services, Inc.,
  Its General Partner
By
Its________________________________________

Lenders:
                                                                        Comerica Bank-California
                                                                        By
Its________________________________________

PFF Bank & Trust
By
Its________________________________________

Agent:
                                                                        Comerica Bank-California
By
Its________________________________________